Exhibit 99.1

Hawaiian Telcom Investor Contact: Ngoc Nguyen (808) 546-3475 ngoc.nguyen@hawaiiantel.com Media Contact: Su Shin (808) 546-2344 su.shin@hawaiiantel.com	Cincinnati Bell Investor Contact: Joshua Duckworth (513) 397-2292 Joshua.Duckworth@cinbell.com Media Contact: Jane Weiler (513) 397-9941 Jane.Weiler@cinbell.com

For Immediate Release

Hawaiian Telcom and Cincinnati Bell Announce Election Deadline

Completed and Signed Election Form must be Received by 5:00 p.m., New York time, on June 21, 2018

HONOLULU, Hawai‘i and CINCINNATI, Ohio (June 11, 2018) — Hawaiian Telcom Holdco, Inc. (NASDAQ: HCOM) (“Hawaiian Telcom”) and Cincinnati Bell Inc. (NYSE: CBB) (“Cincinnati Bell”) announced today an election deadline of 5:00 p.m., New York time, on June 21, 2018 (the “Election Deadline”) for Hawaiian Telcom stockholders to elect the form of consideration they wish to receive, subject to proration, in connection with the proposed merger of Hawaiian Telcom with and into a wholly owned subsidiary of Cincinnati Bell (the “merger”) pursuant to that certain Agreement and Plan of Merger (the “merger agreement”), dated as of July 9, 2017, by and among Hawaiian Telcom, Twin Acquisition Corp. and Cincinnati Bell.

As previously announced, Hawaiian Telcom stockholders voted to adopt the merger agreement at a special meeting held on November 7, 2017 and the State of Hawai‘i Public Utilities Commission approved the merger in a unanimous decision and order on April 30, 2018.  Accordingly, the closing of the merger is subject only to the receipt of regulatory approval from the Federal Communications Commission (the “FCC”) and the satisfaction of other customary closing conditions.  The FCC is currently reviewing the merger, and this regulatory approval process continues to progress as anticipated.  Hawaiian Telcom and Cincinnati Bell have established the Election Deadline on a date that is as near as practicable to two business days prior to the anticipated closing date of the merger.  The parties believe such anticipated closing date is the earliest date on which all conditions precedent to the closing of the merger, including the receipt of the FCC approval, could reasonably be expected to be satisfied.  While the parties believe the Election Deadline is a relatively short period of time before the anticipated closing date of the merger, there can be no assurance that the FCC approval will be obtained in accordance with this timeline or at all and no assurance that unforeseen circumstances will not cause the anticipated closing date of the merger to be delayed.  If the anticipated closing date of the merger is delayed to a subsequent date, the Election Deadline will not be delayed.

Hawaiian Telcom stockholders have the option to elect to receive either $30.75 in cash, 1.6305 common shares of Cincinnati Bell, or a mix of $18.45 in cash and 0.6522 common shares of Cincinnati Bell as consideration for each share of Hawaiian Telcom common stock.  Hawaiian Telcom stockholders who elect to receive the all-cash consideration or the all-share consideration will be subject to proration, as set for forth in the merger agreement, such that the aggregate consideration to be paid to Hawaiian Telcom stockholders will be 60 percent cash and 40 percent Cincinnati Bell common shares.

Stockholders of Hawaiian Telcom are reminded that if they wish to make an election, they must complete, sign and return the election form and letter of transmittal (together, the “Election Form”) and any other required documents to Computershare Trust Company, N.A., the exchange agent, by the Election Deadline.  The Election Form and the other documents necessary for Hawaiian Telcom stockholders to make an election for their merger consideration were previously mailed to Hawaiian Telcom stockholders.  Hawaiian Telcom stockholders that hold their shares through a bank, broker, trustee or other nominee may be subject to an earlier deadline for making their elections, based on the instructions of their banks, brokers, trustees or other nominees.  Any Hawaiian Telcom stockholder who does not properly and timely make an election or who properly and timely revokes a prior election will receive the mixed consideration of $18.45 in cash and 0.6522 Cincinnati Bell common shares for each share of Hawaiian Telcom common stock.  Once a Hawaiian Telcom stockholder makes an election with respect to any shares of Hawaiian Telcom common stock, the stockholder will not be able to transfer such shares unless the stockholder revokes the election prior to the Election Deadline.

Hawaiian Telcom stockholders who have questions regarding the election procedures or who wish to obtain a copy of the Election Form, may contact Georgeson LLC, the information agent, at (800) 457-0759 (toll-free).

About Hawaiian Telcom

Hawaiian Telcom (NASDAQ: HCOM), headquartered in Honolulu, is Hawai‘i’s Technology Leader, providing integrated communications, broadband, data center and entertainment solutions for business and residential customers. With roots in Hawai‘i beginning in 1883, Hawaiian Telcom offers a full range of services including Internet, video, voice, wireless, data network solutions and security, colocation, and managed and cloud services supported by the reach and reliability of its next generation fiber network and a 24/7 state-of-the-art network operations center. With employees statewide sharing a commitment to innovation and a passion for delivering superior service, Hawaiian Telcom provides an Always OnSM customer experience. For more information, please visit hawaiiantel.com.

About Cincinnati Bell

With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (NYSE: CBB) provides integrated communications solutions — including local and long distance voice, data, high-speed Internet and video — that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States rely on CBTS, a wholly-owned subsidiary, for efficient, scalable office communications systems and end-to-end IT solutions. For more information, please visit www.cincinnatibell.com.

No Offer or Solicitation

This communication is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction between Hawaiian Telcom and Cincinnati Bell, Cincinnati Bell has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 on August 17, 2017, as amended on August 30, 2017 and October 2, 2017 (the “Registration Statement”) (which Registration Statement was declared effective on October 5, 2017), which includes a final prospectus with respect to Cincinnati Bell’s common shares to be issued in the proposed transaction and a definitive proxy statement for Hawaiian Telcom’s stockholders (the “Definitive Proxy Statement”), and Hawaiian Telcom began mailing the Definitive Proxy Statement to its stockholders on or about October 10, 2017 and may file other documents regarding the proposed transaction with the SEC. SECURITY HOLDERS ARE URGED AND ADVISED TO READ ALL RELEVANT MATERIALS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT, CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. The Registration Statement and the Definitive Proxy Statement and any other documents filed or furnished by Cincinnati Bell or Hawaiian Telcom with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, security holders are able to obtain free copies of the Registration Statement from Cincinnati Bell by going to its investor relations page on its corporate web site at www.cincinnatibell.com and free copies of the Definitive Proxy Statement from Hawaiian Telcom by going to its investor relations page on its corporate web site at www.hawaiiantel.com.

Hawaiian Telcom Cautionary Statement regarding Forward-Looking Statements

In addition to historical information, this release includes certain statements and predictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  In particular, any statement, projection or estimate that includes or references the words “believes”, “anticipates”, “intends”, “expected”, or any similar expression falls within the safe harbor of forward-looking statements contained in the Reform Act.  Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or conditions to the closing of the merger may not be satisfied or waived; the failure to satisfy the closing conditions; risks related to disruption of management’s attention from Hawaiian Telcom’s ongoing business operations due to the proposed merger; the effect of the announcement of the merger on the ability of Hawaiian Telcom to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally; the transaction may involve unexpected costs, liabilities or delays; Hawaiian Telcom’s business may suffer as a result of the uncertainty surrounding the transaction; the outcome of any legal proceeding relating to the transaction; Hawaiian Telcom may be adversely affected by other economic, business and/or competitive factors; the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period; the risk that the businesses of Cincinnati Bell and Hawaiian Telcom will not be integrated successfully; and other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all.  In addition, certain risks, uncertainties and other important factors relating to Hawaiian Telcom’s business could cause actual results to differ materially from those described in forward-looking statements and from historical results, including, but not limited to: failures in Hawaiian Telcom’s critical back office systems and IT infrastructure; a breach of Hawaiian Telcom’s data security systems; increases in the amount of capital expenditures required to execute Hawaiian Telcom’s business plan; the loss of certain outsourcing agreements, or the failure of any third party to perform under these agreements; adverse changes to applicable laws and regulations; the failure to adequately adapt to technological changes in the telecommunications industry, including changes in consumer technology preferences; adverse economic conditions in Hawaii; the availability of lump sum distributions under Hawaiian Telcom’s union pension plan; limitations on the ability to utilize net operating losses due to an ownership change under Internal Revenue Code Section 382; the inability to service Hawaiian Telcom’s indebtedness; limitations imposed on Hawaiian Telcom’s business from restrictive covenants in Hawaiian Telcom’s credit agreements; severe weather conditions and natural disasters; network disruptions or other delays or interruptions of service; and failure to renegotiate programming contracts with television content providers.  More information on potential risks and uncertainties is available in recent filings with the SEC, including Hawaiian Telcom’s 2017 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  The information contained in this release is as of June 11, 2018. It is anticipated that subsequent events and developments may cause estimates to change, and Hawaiian Telcom undertakes no duty to update forward-looking statements.

Cincinnati Bell Cautionary Statement regarding Forward-Looking Statements

This communication and the documents incorporated by reference herein may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on Cincinnati Bell’s current expectations, estimates, forecasts and projections.  Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of Cincinnati Bell, are forward-looking statements.  Actual results may differ materially from those expressed in any forward-looking statements.  The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this communication; Cincinnati Bell operates in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; Cincinnati Bell may be unable to grow its revenues and cash flows despite the initiatives it has implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise Cincinnati Bell’s success in the telecommunications industry; Cincinnati Bell’s access lines, which generate a significant portion of its cash flows and profits, are decreasing in number. If Cincinnati Bell continues to experience access line losses similar to the past several years, its revenues, earnings and cash flows from operations may be adversely impacted; negotiations with the providers of content for Cincinnati Bell’s video programming may not be successful, potentially resulting in Cincinnati Bell’s inability to carry certain programming channels, which could result in the loss of subscribers. In addition, due to the influence of some content providers, Cincinnati Bell may be forced to pay higher rates for some content, resulting in increased costs; Cincinnati Bell’s failure to meet performance standards under its agreements could result in customers terminating their relationships with Cincinnati Bell or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; Cincinnati Bell generates a substantial portion of its revenue by serving a limited geographic area; a large customer accounts for a significant portion of Cincinnati Bell’s revenues and accounts receivable.  The loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining Cincinnati Bell’s telecommunications networks requires significant capital expenditures, and Cincinnati Bell’s inability or failure to maintain its telecommunications networks could have a material impact on its market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; Cincinnati Bell may be liable for the material that content providers distribute over Cincinnati Bell’s networks; cyber attacks, including on Cincinnati Bell’s vendors, or other breaches of network or other information technology security could have an adverse effect on Cincinnati Bell’s business; natural disasters, terrorist acts or acts of war could cause damage to Cincinnati Bell’s infrastructure and result in significant disruptions to Cincinnati Bell’s operations; the regulation of Cincinnati Bell’s businesses by federal and state authorities may, among other things, place Cincinnati Bell at a competitive disadvantage, restrict its ability to price its products and services and threaten its operating licenses; Cincinnati Bell depends on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede Cincinnati Bell’s growth or cause Cincinnati Bell to lose customers; a failure of back-office information technology systems could adversely affect Cincinnati Bell’s results of operations and financial condition; if Cincinnati Bell fails to extend or renegotiate its collective bargaining agreements with its labor union when they expire, or if its unionized employees were to engage in a strike or other work stoppage, Cincinnati Bell’s business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect Cincinnati Bell’s business, financial condition, results of operations and cash flows; Cincinnati Bell’s debt could limit Cincinnati Bell’s ability to fund operations, raise additional capital, and fulfill its obligations, which, in turn, would have a material adverse effect on its businesses and prospects generally; Cincinnati Bell’s credit agreement, the indenture governing Cincinnati Bell’s notes due 2024, the indenture governing Cincinnati Bell’s notes due 2025 and other indebtedness impose significant restrictions on Cincinnati Bell; Cincinnati Bell depends on its credit agreement and its accounts receivable securitization facility to provide for its short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of Cincinnati Bell’s indebtedness is dependent on Cincinnati Bell’s ability to generate cash, which could be impacted by many factors beyond its control; Cincinnati Bell depends on the receipt of dividends or other intercompany transfers from its subsidiaries and investments; the merger is subject to the receipt of clearances or approvals from various regulatory authorities, which may impose conditions that could have an adverse effect on Cincinnati Bell following the closing of the merger (the “combined company”) or, if not obtained, could prevent completion of the merger; the merger is subject to conditions, including certain conditions that may not be satisfied or completed on a timely basis, if at all, and any delay in completing the merger may reduce or eliminate the benefits expected; the pendency of the merger could materially adversely affect the future business and operations of Cincinnati Bell and/or result in a loss of employees for Cincinnati Bell; Cincinnati Bell’s shareholders will be diluted by the merger; if completed, the merger may not achieve its intended results, and Cincinnati Bell and Hawaiian Telcom may be unable to successfully integrate their operations; the combined company is expected to incur expenses related to the integration of Cincinnati Bell and Hawaiian Telcom; the future results of the combined company will suffer if the combined company does not effectively manage its expanded operations following the merger; uncertainties associated with the merger may cause a loss of management personnel and other key employees, which could adversely affect the future business and operations of the combined company; the combined company will have substantial indebtedness following the merger and the credit ratings of the combined company or its subsidiaries may be different from what the companies currently expect; the merger may involve unexpected costs, unexpected liabilities or unexpected delays; the acquisition of OnX Holdings LLC (“OnX”) may not achieve its intended results, and Cincinnati Bell may be unable to successfully integrate OnX’s operations; the trading price of Cincinnati Bell’s common shares may be volatile, and the value of an investment in the company’s common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact Cincinnati Bell’s business and financial condition; Cincinnati Bell’s future cash flows could be adversely affected if it is unable to fully realize its deferred tax assets; changes in tax laws and regulations, and actions by federal, state and local taxing authorities related to the interpretation and application of such tax laws and regulations, could have a negative impact on Cincinnati Bell’s financial results and cash flows; Cincinnati Bell’s interpretation of the Tax Cuts and Jobs Act of 2017 could change, and have an adverse impact on financial results; adverse changes in the value of assets or obligations associated with Cincinnati Bell’s employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that Cincinnati Bell is infringing upon their intellectual property, and Cincinnati Bell could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon Cincinnati Bell’s intellectual property, and the company may expend significant resources enforcing its rights or suffer competitive injury; Cincinnati Bell could be subject to a significant amount of litigation, which could require it to pay significant damages or settlements; Cincinnati Bell could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; and the other risks and uncertainties detailed in Cincinnati Bell’s filings, including its Form 10-K for the fiscal year ended December 31, 2017, with the SEC as well as Hawaiian Telcom’s filings, including its Form 10-K for the fiscal year ended December 31, 2017, with the SEC. These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause Cincinnati Bell’s actual results to differ materially from these forward-looking statements. Cincinnati Bell assumes no obligation to update the information contained in this communication except as required by applicable law.

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